                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2000
                              (September 22, 2000)

                            Prison Realty Trust, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

            Maryland                      0-25245                62-1763875
            --------                      -------                ----------
 (State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (615) 263-0200


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

PRISON REALTY ISSUES SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK.

        On Friday, September 22, 2000, Prison Realty Trust, Inc., a Maryland corporation ("Prison Realty"), issued its previously-announced dividend for common stockholders of record on September 14, 2000. The dividend, payable in shares of Prison Realty's Series B Cumulative Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock"), is in connection with Prison Realty's election to be taxed and qualify as a real estate investment trust, or REIT, for federal income tax purposes with respect to its 1999 taxable year.

        The shares of Series B Preferred Stock are convertible, at the option of the holder, into shares of Prison Realty's common stock during two separate conversion periods: (i) from Monday, October 2, 2000 to Friday, October 13, 2000; and (ii) from Thursday, December 7, 2000 to Monday, December 20, 2000, at a conversion price based on the average closing price of Prison Realty's common stock on the New York Stock Exchange (the "NYSE") during the 10 trading days prior to the first day of each applicable conversion period; provided, however, that the conversion price used to determine the number of shares of Prison Realty's common stock issuable upon conversion of the Series B Preferred Stock will not be less than $1.00. The floor on the conversion price is designed to establish a reasonable limit on the number of shares of Prison Realty's common stock issuable upon conversion of the Series B Preferred Stock.

        Each share of Series B Preferred Stock will be convertible into such number of shares of Prison Realty's common stock equal to the quotient obtained by dividing $24.46 (the stated price of each share of Series B Preferred Stock) by the average closing price of Prison Realty's common stock established for the conversion period. By way of example only, if the average closing price of Prison Realty's common stock on the NYSE during the 10 trading days prior to the first day of the applicable conversion period is $1.50 per share, each share of Series B Preferred Stock will be convertible into 16.3 shares of Prison Realty common stock. In the event that the average closing price during the 10 day trading period is less than $1.00 per share, then the number of shares of common stock issuable upon conversion shall be computed on the basis of such $1.00 per share floor price.

        The Articles Supplementary to the Charter of Prison Realty as filed with the State of Maryland governing the rights and preferences of the shares of Series B Preferred Stock is included herewith as Exhibit 3.1 and is incorporated herein in its entirety. The press release issued by Prison Realty on September 25, 2000 with respect to the distribution of the Series B Preferred Stock is filed herewith as Exhibit 99.1 and is incorporated herein in its entirety.

FORWARD LOOKING STATEMENTS.

        This Form 8-K contains forward-looking statements within the meaning of
Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those as set forth in the forward-looking statements.

ITEM 7(c).  EXHIBITS.

The following exhibits are filed as part of this Current Report:

Exhibit
Number        Description of Exhibits
-------       -----------------------
3.1           Articles Supplementary to the Charter of Prison Realty setting forth the terms of the Series B Preferred Stock.

99.1          Prison Realty press release, dated September 25, 2000, announcing the distribution of the Series B Preferred Stock.

                                        SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 25, 2000            PRISON REALTY TRUST, INC.

                                    By: /s/ John D. Ferguson
                                       -----------------------------------------

                                    Its: Chief Executive Officer, President and
                                         ---------------------------------------
                                         Chief Financial Officer
                                         ---------------------------------------

                                      EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
-------       -----------------------
3.1           Articles Supplementary to the Charter of Prison Realty Trust, Inc.
              ("Prison Realty") setting forth the terms of the Series B Cumulative
              Convertible Preferred Stock (the "Series B Preferred Stock").

99.1          Prison Realty press release, dated September 25, 2000, announcing the distribution of the Series B Preferred Stock.